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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 28, 2005

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                  333-120916             30-0183252
   ----------------------------        -----------         ----------------
   (State or Other Jurisdiction        (Commission         (I.R.S. Employer
         of Incorporation)            File Number)        Identification No.)





        383 Madison Avenue
        New York, New York                              10l79
       ---------------------                         ----------
       (Address of Principal                         (Zip Code)
        Executive Offices)


Registrants telephone number, including area code, is (212) 272-2000



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits:

          1. Pooling and Servicing Agreement, dated as of February 1, 2005 among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, EMC Mortgage Corporation, as seller and company and U.S. Bank National Association, as trustee.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                 STRUCTURED ASSET MORTGAGE
                                                 INVESTMENTS II INC.


                                                 By: /s/ Baron Silverstein
                                                     ---------------------
                                                 Name:   Baron Silverstein
                                                 Title:  Vice President


Dated: March 15, 2005


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                                  EXHIBIT INDEX


                    Item 601 (a) of          Sequentially
 Exhibit            Regulation S-K             Numbered
 Number               Exhibit No.            Description                 Page
 ------               -----------            -----------                 ----
   1                      4               Pooling and Servicing          5
                                          Agreement

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                                    EXHIBIT 1